SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                          DATE OF REPORT: MAY 19, 2004

                           TELS CORPORATION
                 -----------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          UTAH                            0-12993                87-0373840
          ----                            -------                ----------
 (STATE OR OTHER JURISDICTION OF      (COMMISSION FILE         (IRS EMPLOYER
 INCORPORATION OR ORGANIZATION)              NO.)             IDENTIFICATION NO.


            2459 WASHINGTON DRIVE, SUITE 104 EAGAN, MN (800)822-7734
            --------------------------------------------------------
               (ADDRESS OF PRINCIPAL OFFICE AND TELEPHONE NUMBER)


                  INFORMATION TO BE INCLUDED IN THE REPORT

Item 6.  Resignation of Directors

On May 19, 2004 Ronald Wolfbauer resigned as an officer and director of Tels. The resignation was for personal reasons and not as a result of any disagreement with respect to the company's operations, policies or practices.

Von Hampton, the president of Hampton & Hampton, P.A. and a member of the Tels Board of Directors has assumed the role of president.

Item 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      Financial Statement of Business Acquired. Not Applicable

         (b)      Pro Forma Financial Information Not Applicable

         c)       Exhibits Not Applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



TELS CORPORATION

BY: /s/ VON HAMPTON
    ---------------
        VON HAMPTON

Dated: This 24th day of May 2004